UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 12, 2007
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                           The J. M. Smucker Company
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)


              Ohio                     1-5111                  34-0538550
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)        Identification No.)

         One Strawberry Lane
             Orrville, Ohio                                    44667-0280
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (330) 682-3000
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On June 12, 2007, the Executive Compensation Committee (the "Committee") of the Board of Directors (the "Board") of The J. M. Smucker Company (the "Company") established the performance criteria to be used in determining (i) the number of restricted shares or restricted stock units to be awarded to executive officers in 2008 under the terms of The J. M. Smucker Company 2006 Equity Compensation Plan and (ii) the cash awards for which executive officers would be eligible under the Company's Management Incentive Plan. Targeted awards for this purpose were set by the Committee based on the achievement of specified goals relating to non-GAAP earnings per share, individual performance, and in some instances, business unit performance of the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE J. M. SMUCKER COMPANY


                                          By: /s/ M. Ann Harlan
                                             --------------------------------
                                             M. Ann Harlan
                                             Vice President, General Counsel,
                                             and Secretary


Date: June 14, 2007